Exhibit 32
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                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-QSB for the quarter ended January 31, 2007 (the "Report") of SE Financial Corp. (the "Company") as filed with the Securities and Exchange Commission on the date hereof, I, Pamela
M. Cyr, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: March 19, 2007     /s/Pamela M. Cyr
                         -------------------------------------------------------
                         Pamela M. Cyr
                         President and Chief Executive Officer
                         (Principal executive, financial and accounting officer)